UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2015

SWIFT START CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192151	46-233496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

254 Hewes Street, Brooklyn, New York 11211

(Address of principal executive offices)

Registrant’s telephone number, including area code: (718) 521-6949

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-541-6222

Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 6, 2015, shareholders holding a majority of the outstanding shares of the common stock of Swift Start Corp., a Delaware corporation (the “Registrant”) authorized an amendment to the Registrant’s Certificate of Incorporation to (i) change its name to BioHiTech Global, Inc.; and (ii) to increase the number of its authorized shares of capital stock from 200,000,000 to 310,000,000 shares of which 300,000,000 shares would be designated common stock, par value $0.0001 per share and 10,000,000 shares would be designated “blank check” preferred stock, par value $0.0001 per share.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2015	SWIFT START CORP.

	By:	/s/ Shaul Martin
Name: Shaul Martin
Title: Chief Executive Officer, President

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